UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 1998
                                                         ----------------

                          ASTORIA FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      0-22228              11-3170868
            --------                      -------              ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or organization)                            Identification No.)



       One Astoria Federal Plaza, Lake Success, New York 11042-1085
       ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:    (516) 327-3000
                                                      -----------------

                                      None
                                      ----
        (Former name or former address, if changed since last report)

                          ASTORIA FINANCIAL CORPORATION
                                    Form 8-K
                                 Current Report


Item 5.          Other Events.

The acquisition of Long Island Bancorp, Inc. ("LIB") by Astoria Financial Corporation (the "Company") was consummated after the close of business on September 30, 1998 in a transaction accounted for as a pooling-of-interests. The publication of these unaudited financial results is in accordance with a provision of the Agreement and Plan of Merger dated as of the 2nd day of April, 1998, as amended by and between the Company and LIB, that provides for the publication by the Company of unaudited financial results, including at least 30 days of post-merger combined results of operations pursuant to Securities and Exchange Commission Accounting Series Release No. 135. The following represents an Unaudited Condensed Consolidated Statement of Financial Condition, a Summary of Operations and other Selected Financial Information as of and for the month ended October 31, 1998:


       Unaudited Condensed Consolidated Statement of Financial Condition
       -----------------------------------------------------------------

                                                          As of October 31, 1998
                                                          ----------------------
       Assets                                                  (In Thousands)
       ------
       Cash and due from banks and federal
          funds sold                                             $    228,832
       Securities available-for-sale                                7,448,066
       Securities held-to-maturity                                  2,405,417
       Loans held-for-sale                                            208,481
       Loans receivable held for investment                         8,574,200
            Less allowance for loan losses                            (73,193)
                                                                    ---------
            Loans receivable held for investment, net               8,501,007
       Premises and equipment                                         143,358
       Premises and equipment held-for-sale                            15,969
       Mortgage servicing rights, net                                  44,561
       Goodwill                                                       250,319
       Other assets                                                   279,438
                                                                   ----------
          Total Assets                                            $19,525,448
                                                                   ==========
       Liabilities and Stockholders' Equity
       ------------------------------------
       Liabilities:
          Deposits                                                $ 9,668,557
          Borrowed funds                                            8,041,228
          Accrued expenses and other liabilities                      377,427
                                                                   ----------
       Total Liabilities                                           18,087,212
       Stockholders' equity                                         1,438,236
                                                                   ----------
          Total Liabilities and Stockholders' Equity              $19,525,448
                                                                   ==========
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


            Summary of Operations for the Month Ended October 31, 1998
            ----------------------------------------------------------
                    (Dollars in Thousands, Except Share Data)

     Total interest income                                         $106,551
     Total interest expense                                          69,205
                                                                   --------
     Net interest income                                             37,346
     Provision for loan losses  (1)                                   5,632
                                                                  ---------
     Net interest income after provision
       for loan losses                                               31,714
     Non-interest income                                              4,946
     Non-interest expense  (2)                                      142,184
                                                                    -------
     Loss before income tax benefit                                (105,524)
     Income tax benefit                                              23,168
                                                                   --------
     Net loss                                                       (82,356)
     Preferred dividend declared                                       (500)
                                                                  ----------
     Net loss to common shareholders                              $ (82,856)
                                                                    ========


                          ASTORIA FINANCIAL CORPORATION

                         Selected Financial Information
                         ------------------------------
                             As of October 31, 1998
                             ----------------------
                    (Dollars In Thousands, Except Share Data)


     Total common shares outstanding                              54,670,807
     Non-performing assets                                           $91,772
     Non-performing loans                                            $75,694
     Non-performing assets/total assets                                 0.47%
     Allowance for loan losses to  non-performing assets               79.76%
     Allowance for loan losses to non-performing loans                 96.70%



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





Footnotes to Unaudited Condensed  Consolidated  Statement of Financial Condition
--------------------------------------------------------------------------------
and Summary of Operations as of and for the month ended October 31, 1998
------------------------------------------------------------------------


(1) For the month ended October 31, 1998, the Company recorded an additional provision for loan losses of $5.6 million, which represents additional reserves required to conform Long Island Bancorp, Inc.("LIB") previous accounting practices to the policies of the Company.

(2) Included in total non-interest expense for the month ended October 31, 1998 is approximately $125 million of merger costs and restructuring charges as a result of the acquisition of LIB following the close of business on September 30, 1998. Such charges included severance and other employee related costs, facility and system costs associated with the elimination of duplicate facilities, the write-off of certain property and equipment, cancellation of certain contractual obligations and other direct expenses associated with the acquisition. In addition, the estimated cost saves anticipated to be recognized by December 31, 1998 have not been fully implemented and, therefore, not realized by the Company during the month ended October 31, 1998.

(3) As part of its asset/liability management process, the Company continually analyzes its cost of funds and its liability structure. As a result of such analysis following the acquisition of LIB, the Company decided to restructure approximately $1.5 billion of its borrowings during the fourth quarter by replacing certain short term borrowings with longer term borrowings. To date the Company has restructured approximately $950 million of such borrowings. The weighted average maturity of such borrowings has been extended by approximately 3.2 years and the weighted average call or maturity date by approximately 2.0 years. The weighted average cost of such borrowings has been reduced by approximately 95 basis points. The Company will incur an after tax extraordinary charge of approximately $7.0 million related to the restructuring completed to date in the month ended November 30, 1998.



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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ASTORIA FINANCIAL CORPORATION



Date:  November 30, 1998            By:    /s/ Monte N. Redman
       -----------------                   -------------------
                                           Monte N. Redman
                                           Executive Vice President and Chief
                                             Financial Officer
                                          (Principal Accounting Officer)




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